SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                         -------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                           THE SECURITIES ACT OF 1934

         Date of report (Date of earliest event reported): June 4, 2002
                                                           ------------


                               CYTOGEN CORPORATION
                               -------------------
               (Exact Name of Registrant as Specified in Charter)


          Delaware                      000-14879               222322400
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(State or Other Jurisdiction     (Commission File Number)       (IRS Employer
      of Incorporation)                                      Identification No.)


600 College Road East, CN 5308, Princeton, NJ                         08540
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(Address of Principal Executive Offices)                            (Zip Code)



                                 (609) 750-8200
                ------------------------------------------------
                         (Registrant's telephone number,
                              including area code)



          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

         Item 5.     Other Events.

         On June 4, 2002, Cytogen Corporation (the "Company") announced that it had issued and sold 4,166,700 shares (the "Shares") of its common stock, $0.01 par value per share, to the State of Wisconsin Investment Board ("SWIB"), the Company's largest current shareholder, at a price of $1.20 per share. The Shares were registered under the Company's existing Registration Statement on Form S-3 (File No. 333-72226) (the "Registration Statement"), which permits the Company to issue up to an aggregate of 10,000,000 shares of common stock and was declared effective by the Securities and Exchange Commission (the "Commission") on November 5, 2001. On June 4, 2002, the Company filed a second prospectus supplement to the prospectus dated as of October 25, 2001 with the Commission relating to such issuance and sale of Shares to SWIB. The Company previously issued 2,970,665 registered shares of common stock to SWIB on January 22, 2002 under the Registration Statement.

         A copy of the Company's press release announcing the issuance and sale of the Shares to SWIB is attached hereto as Exhibit 99.1 and is incorporated herein by reference. The foregoing description of such press release is qualified in its entirety by reference to such document.

         Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

         (c) Exhibits.

                Exhibit No.      Description
                -----------      -----------

                   99.1 Press Release, dated June 4, 2002, issued by the Company

                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              Cytogen Corporation



                                              By: /s/ Lawrence R. Hoffman
                                                 -------------------------------
                                                 Lawrence R. Hoffman,
                                                 Chief Financial Officer


Date:  June 4, 2002